As filed with the Securities and Exchange Commission on October 4, 1996
                                                       Registration No. 33-44216
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ---------------

                       POST-EFFECTIVE AMENDMENT NO. 1
                                     TO
                                  FORM S-8

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        LANDMARK GRAPHICS CORPORATION
           (Exact name of registrant as specified in its charter)

                DELAWARE                               76-0029459
        (State of Organization)           (I.R.S. Employer Identification No.)

                  15150 MEMORIAL DRIVE, HOUSTON, TEXAS  77079
              (Address of principal executive offices)  (zip code)

                      1987 NON-QUALIFIED STOCK OPTION PLAN
                            (Full title of the plan)

                             PATTI L. MASSARO, ESQ.
                                GENERAL COUNSEL
                              15150 MEMORIAL DRIVE
                             HOUSTON, TEXAS  77079
                    (Name and address of agent for service)

                                 (713) 560-1000
         (Telephone number, including area code, of agent for service)

                                   Copies to:

                         ROBERT E. CRAWFORD, JR., ESQ.
                        WINSTEAD SECHREST & MINICK P.C.
                                1201 ELM STREET
                             5400 RENAISSANCE TOWER
                              DALLAS, TEXAS 75270

                               ---------------
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                                EXPLANATORY NOTE

         This Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 is being filed in order to deregister all securities remaining unsold under that certain Registration Statement on Form S-8 (Registration No. 33-44216) which was filed on November 27, 1991.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 4, 1996.



                                    LANDMARK GRAPHICS CORPORATION



                                    By:   /s/ Robert P. Peebler
                                          -------------------------------------
                                          Robert P. Peebler
                                          President and Chief Executive Officer
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         Pursuant to the requirements of the Securities Act of 1933, this
Post-Effective Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

 Signature and Title                                             Date
 -------------------                                             ----

 /s/ Robert P. Peebler                                     October 4, 1996
 -------------------------------------------
 Robert P. Peebler
 Director, President, and Chief
 Executive Officer (Principal
 Executive Officer)

 /s/ William H. Seippel*                                   October 4, 1996
 -------------------------------------------
 William H. Seippel
 Vice President, Finance and
 Chief Financial Officer
 (Principal Financial and Accounting
 Officer)


 /s/ Sam K. Smith*                                         October 4, 1996
 -------------------------------------------
 Sam K. Smith
 Chairman of the Board


 /s/ Lucio Lanza*                                          October 4, 1996
 -------------------------------------------
 Lucio Lanza
 Director

 /s/ James A. Downing, II*                                 October 4, 1996
 -------------------------------------------
 James A. Downing, II
 Director


 /s/ Charles L. Blackburn*                                 October 4, 1996
 -------------------------------------------
 Charles L. Blackburn
 Director

 /s/ Theodore Levitt*                                      October 4, 1996
 -------------------------------------------
 Theodore Levitt
 Director

*By:  Robert P. Peebler, attorney-in-fact.